                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]      Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                                 HighMark Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                         ----------------------------------
                (Name of Registrant as Specified in its Charter)

                             Martin E. Lybecker, Esq
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005
                         ----------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
[ ] $125 per Item 22(a)(2) of Exchange Act Schedule 14A.

    1)   Title of each class of securities to which transaction applies:  N/A
    2)   Aggregate number of securities to which transaction applies:  N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* N/A
    4)   Proposed maximum aggregate value of transaction:  N/A

    * Set forth the amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount previously paid:
                  2)       Form, Schedule or Registration Statement No.:
                  3)       Filing Party:
                  4)       Date Filed:
Notes:

                                 HIGHMARK FUNDS

                       IMPORTANT SHAREHOLDER INFORMATION

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). Each proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund(s). If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                                 HIGHMARK FUNDS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      HIGHMARK INCOME AND GROWTH FUND AND
                         HIGHMARK GOVERNMENT BOND FUND
                           TO BE HELD MARCH 12, 1997

     A Special Meeting of the shareholders of each of HighMark Income and Growth Fund and HighMark Government Bond Fund (each a "Fund"), will be held at 3:00 p.m. at the offices of the Funds, at 1 Freedom Valley Road, Oaks, Pennsylvania 19456 on March 12, 1997, for the following purposes:

1. LIQUIDATION. TO CONSIDER THE LIQUIDATION OF EACH FUND'S ASSETS. ALL LIQUIDATED ASSETS MINUS OUTSTANDING LIABILITIES AND TAXES TO BE DISTRIBUTED PRO RATA TO EACH FUND'S SHAREHOLDERS AND, THEREAFTER, EACH FUND TO BE TERMINATED.

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The Board of Trustees has fixed January 10, 1997 as the record date for determination of shareholders entitled to vote at this Special Meeting.

                                           BY ORDER OF THE TRUSTEES

                                           ALAINA V. METZ
     January 31, 1997                      ASSISTANT SECRETARY

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 HIGHMARK FUNDS
                            ------------------------

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Income and Growth Fund and HighMark Government Bond Fund (the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the March 12, 1997 special meeting of shareholders of the Funds (the "Special Meeting").

     Only shareholders of record at the close of business on January 10, 1997 will be entitled to vote at the Special Meeting. On January 10, 1997, HighMark Income and Growth Fund (the "Income and Growth Fund") had outstanding 548,388.804 Shares, and HighMark Government Bond Fund (the "Government Bond Fund") had outstanding 336,027.746 Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Retail shareholders and Fiduciary shareholders will vote together by Fund on the liquidation proposal. Shareholders will vote by class or by Fund on such other business as may properly come before the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Funds' current executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. After February 17, 1997, the Funds' executive offices will be located at 1 Freedom Valley Road, Oaks, Pennsylvania 19456. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about January 31, 1997.

     A copy of the Funds' Annual Report dated July 31, 1996 is available upon request and may be obtained by calling 1-800-433-6884.

                                  THE PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                       LIQUIDATION OF EACH FUND'S ASSETS

     This Special Meeting is being called for the purpose of approving the liquidation of each Fund's assets. The Trustees have determined that it is in each Fund's and its shareholders best interest for each Fund to liquidate its assets and then distribute pro rata to shareholders all of the liquidation proceeds (net of outstanding liabilities and taxes). Thereafter, the Trustees will wind up the affairs of, and terminate, each Fund.

     The Trustees considered the small asset size of each Fund, the similarity of their objectives to other HighMark Funds, and the lack of prospects for growth in asset size and new shareholders as important factors in reaching its determination. Effective January 10, 1997 each Fund was closed to new investors. The Trustees also determined that the Funds were unlikely to reach levels of adequate economies of scale, which, in essence, means it is unlikely that the Funds will ever be optimally efficient investment vehicles for shareholder assets.

     The Trustees considered alternatives to liquidating and terminating each Fund, such as merging into another fund or funds. The Trustees concluded that, among all of the available alternatives presented to and considered by the Trustees, for a variety of reasons the liquidation alternative was in the best interest of each Fund's shareholders. The other alternatives did not guarantee an efficient or efficacious manner of protecting each shareholder's interests. For example, in considering the possibility of a merger, the Trustees determined that it was not possible to merge with a suitable candidate (giving due consideration to possible candidates' investment objectives and policies and expense ratios) without subjecting Fund shareholders to undesirable tax consequences.

     After due deliberation, on December 4, 1996, the Trustees unanimously approved the liquidation of each Fund's assets and determined that the proper time had come to present the issue to shareholders. Pursuant to HighMark Funds' Declaration of Trust, each Fund's shareholder approval is required to effectuate the liquidation of the Fund's assets. Approval of the proposed liquidation with respect to each Fund requires the affirmative vote of: (a) 67% or more of the Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

     After liquidating all of the assets of each Fund, the Trustees intend to distribute to shareholders of each Fund their pro rata share of the Fund's assets, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, as required by HighMark Funds' Declaration of Trust. Thereafter, the Trustees intend to wind up the affairs of each Fund and take such steps as are necessary to terminate each Fund's state or federal registration. Liquidation and distribution of each Fund's assets and the winding up and termination of each Fund will take place as soon as reasonably practicable after the Special Meeting.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
               SHAREHOLDERS APPROVE THE LIQUIDATION OF EACH FUND.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

     In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the liquidation proposal.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Funds or the Funds' service providers or, if necessary, a commercial firm retained for this purpose. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by Union Bank of California ("UBOC"). Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation materials to the beneficial owners of Shares of the Funds.

     The Funds' Investment Advisor is Pacific Alliance Capital Management, a division of UBOC, 475 Sansome Street, San Francisco, California 94104. Union BanCal Corporation, the parent of UBOC, is a publicly traded corporation which is principally owned by the Bank of Tokyo-Mitsubishi, Ltd.

     The Funds' current principal distributor and administrator is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, Inc. ("BISYS Fund Services"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations. After February 17, 1997, the Funds' principal distributor and administrator will be SEI Financial Services Company and SEI Fund Resources, respectively, 1 Freedom Valley Road, Oaks, Pennsylvania 19456. SEI Financial Services Company and SEI Fund Resources are direct and indirect subsidiaries of SEI Investments, which provides investment solutions to banks, institutional investors, investment advisers, and insurance companies.

     UBOC has a dealer agreement with BISYS Fund Services pursuant to which UBOC is authorized to place orders with the Funds' Transfer Agent for the purchase of Shares and tender Shares to the Transfer Agent for redemption.

     As of December 27, 1996, the Funds believe that UBOC was the shareholder of record of 94.83% of the Fiduciary Shares of the Income and Growth Fund, and 58.83% of the Fiduciary Shares of the Government Bond Fund. As of December 27, 1996, the Funds believe that UBOC had voting power with respect to 6.80% of the Income and Growth Fund Fiduciary Shares. As a result, UBOC may be deemed to be a "controlling person" of each Fund under the 1940 Act.

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of the Funds, are the beneficial owners of more than 5% of the outstanding Shares of the Funds as of December 27, 1996:

                                                                               PERCENTAGE
                                                                              OF BENEFICIAL
                               NAME AND ADDRESS                                 OWNERSHIP
  --------------------------------------------------------------------------  -------------
  INCOME AND GROWTH FUND
  INVESTOR SHARES
  Thomas Walker Gammill, Trustee............................................       8.29%
  The Gammill Family Trust
  1948 Braeburn Street
  Altadena, CA 91101
  Bill S. Tsutagawa.........................................................      26.70%
  Yuriko Tsutagawa
  2242 Valley Road
  Oceanside, CA 92056
  Mitchell Pross............................................................       7.86%
  5902 Manola Way
  Hollywood, CA 90027
  FIDUCIARY SHARES
  United Alloys Inc. Profit Sharing Plan....................................       7.04%
  900 East Slauson Ave.
  Los Angeles, CA 90011
  Dick's Towing & Road Service..............................................       7.58%
  2012 South 146th Street
  Seattle, WA 98168
  Newport Adhesive & Composites Inc.........................................       5.67%
  Qualified Retirement Plan
  1822 Reynolds Ave.
  Irvine, CA 92714
  EBT/Employee Benefits Accounting..........................................       5.94%
  Attn: Joyce Carroll
  475 Sansome Street, 12th Floor
  San Francisco, CA 94111

                                                                               PERCENTAGE
                                                                              OF BENEFICIAL
                               NAME AND ADDRESS                                 OWNERSHIP
  --------------------------------------------------------------------------      -----
  GOVERNMENT BOND FUND
  INVESTOR SHARES
  Chapa-De Indian Health Program, Inc.......................................      85.11%
  11670 Atwood Road
  Auburn, CA 95603
  FIDUCIARY SHARES
  United Alloys Inc. Profit Sharing Plan....................................      15.53%
  900 East Slauson Ave.
  Los Angeles, CA 90011
  The Lutheran Social Services Foundation...................................      14.96%
  2424 S. Fremont Ave.
  Alhambra, CA
  Mr. James Flad, CPA.......................................................       5.27%
  FBO Dr. Goldman, M.D.
  P.O. Box 25345
  Portland, OR 97225
  Michela Rizzuto...........................................................      13.98%
  1975 E. Heather Circle
  Brea, CA 92621

     The table below indicates each additional person other than UBOC and the beneficial owners listed above who own of record 5% or more of the Investor Shares of the Funds as of December 27, 1996. No person other than UBOC and the beneficial owners listed above own of record more than 5% of the Fiduciary Shares of a Fund.

                                                                               PERCENTAGE
                                                                                OF RECORD
                               NAME AND ADDRESS                                 OWNERSHIP
  --------------------------------------------------------------------------  -------------
  INCOME AND GROWTH FUND
  National Financial Services Corporation...................................       6.36%
  for the Exclusive Benefit of Our
  Customers and
  Union Bank of California, Trustee
  c/o UBOC Seoul Branch, 12th Floor
  1 Chongro 1-Ka Chongro-Ku
  Republic of South Korea

     As of December 27, 1996, the Officers and Trustees of the Funds owned less than 1% of the Funds' outstanding Shares.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

January 31, 1997

                         HIGHMARK GOVERNMENT BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, MARCH 12, 1997

 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK GOVERNMENT BOND
                                     FUND.

     The undersigned hereby appoints Kevin Robins, Marc Cahn, and Sandy Oechslin, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of HighMark Government Bond Fund on Wednesday, March 12, 1997, at 3:00 p.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such, if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

1. Approval of the Liquidation of all of the assets of HighMark Government Bond Fund.

                 [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

                                                 Please be sure to sign and date
                                                 this Proxy.

                                                 -------------------------------
                                                 Shareholder sign here

                                                 -------------------------------
                                                 Co-owner sign here

                                                 Dated: , 1997

                         HIGHMARK GOVERNMENT BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, MARCH 12, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK INCOME AND GROWTH
                                     FUND.

     The undersigned hereby appoints Kevin Robins, Marc Cahn, and Sandy Oechslin, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of HighMark Income and Growth Fund on Wednesday, March 12, 1997, at 3:00 p.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such, if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

1. Approval of the Liquidation of all of the assets of HighMark Income and Growth Fund.

                 [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

                                                 Please be sure to sign and date
                                                 this Proxy.

                                                 -------------------------------
                                                 Shareholder sign here

                                                 -------------------------------
                                                 Co-owner sign here

                                                 Dated: , 1997